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                                                                 EXHIBIT 10.35

                     BLOCKBUSTER ENTERTAINMENT CORPORATION

                             1994 STOCK OPTION PLAN

     1. STATEMENT OF PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to benefit Blockbuster Entertainment Corporation, a Delaware corporation (the "Company"), and its subsidiaries through the maintenance and development of their respective businesses by offering certain present and future key employees a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company or its subsidiaries.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of two or more outside directors (as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) appointed by the Board of Directors, whose interpretation of the terms and provisions of the Plan shall be final and conclusive. The selection of employees for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee.

     3. ELIGIBILITY. Options shall be granted only to key employees of the Company and its subsidiaries (including officers of the Company and its subsidiaries but excluding non-employee directors of the Company) selected initially and from time to time by the Committee on the basis of their importance to the business of the Company or its subsidiaries.

     4. GRANTING OF OPTIONS. The Committee may grant options under which a total of not in excess of 15,000,000 shares of the $.10 par value common stock of the Company ("Common Stock") may be purchased from the Company, subject to adjustment as provided in Section 10; provided that the Committee may not grant to any individual options to purchase more than 4,000,000 shares of Common Stock or more than 26.67% of the total number of options to purchase shares of Common Stock granted under the Plan. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Code.

     In the event that an option expires or is terminated or cancelled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a cancelled option). With respect to any individual, however, in the case of an option that is terminated or cancelled unexercised as to any shares, such released shares shall continue to count against the maximum number of shares that may be offered such individual under the Plan. Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

     5. OPTION PRICE. The option price shall be determined by the Committee and, subject to the provisions of Section 10 hereof, shall be not less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option.

     6. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. Subject to the provisions of Section 8 hereof, each option shall be for such term of not less than five years nor more than ten years, as shall be determined by the Committee. Each option shall become exercisable with respect to 25% of the total number of shares subject to the option twelve months after the date of its grant and with respect to each additional 25% at the end of each twelve-month period thereafter during the succeeding three years. Notwithstanding the foregoing, the Committee may in its discretion (i) specifically provide for another time or times of exercise; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate; or
(iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers) for such additional period as the Committee in


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its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years. Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

     In the event that the Company participates in any Business Combination with any Substantial Stockholder, all outstanding options shall become immediately exercisable, provided that such Substantial Stockholder is not a participant in the Plan or any other stock plan of the Company then in effect. For this purpose, the terms "Business Combination" and "Substantial Stockholder" shall have the meanings ascribed to them in the Company's Certificate of Incorporation, as now in effect or as subsequently amended. Notwithstanding any other provision in the Plan, during the period 30 days after any such Business Combination, each optionee who is an officer or a director (and also an employee) of the Company shall have the right to require the Company to purchase from him any option granted under the Plan at a purchase price equal to (i) the excess of the fair market value per share over the option price (ii) multiplied by the number of option shares specified by such individual for purchase in a written notice to the Company, attention of the Secretary. For purposes of this paragraph, "fair market value per share" shall mean the average of the highest sales price per share of the Company's Common Stock as quoted by the exchange upon which the Company's Common Stock is listed on each of the five trading days immediately preceding the date on which such individual so notifies the Company. The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     7. EXERCISE OF OPTION. As a condition to the exercise of any option, the "Quoted Price" (as defined below) per share of Common Stock on the date of exercise must equal or exceed the option price referred to in Section 5 hereof. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in a form specified by the Company and payable to the Company no later than 15 business days after the date of exercise of the option or, if so approved by the Committee, by shares of the Common Stock of the Company or by a combination of these methods of payment. The "Quoted Price" and the per share value of Common Stock for purposes of paying the option price in accordance with the immediately preceding sentence shall equal the closing selling price per share of Common Stock on the date in question on the stock exchange upon which the Company's Common Stock is listed (the "Exchange"). The right to pay the purchase price of shares by delivery of a promissory note shall not be available to any optionee who is a person described in Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act").

     At any time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     At the time of the exercise of any option the Committee may require, as a condition of the exercise of such option, the optionee to (x) pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such option by the optionee or (y) make such other arrangements with the Company which would enable the Company to pay such withholding tax, including, without limitation, holding back a number of shares issuable upon exercise of the option equal to the amount of such withholding tax, or permitting the optionee to deliver a promissory note in a form specified by the Committee, or
(z) a combination of the foregoing.


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     8. TERMINATION OF RELATIONSHIP-EXERCISE THEREAFTER.  In the event the relationship between the Company and an optionholder is terminated for any reason other than death, permanent disability or retirement such optionholder's options shall expire and all rights to purchase shares pursuant thereto shall terminate immediately; provided that if the Company merges with and into Viacom Inc. ("Viacom") pursuant to the Merger Agreement dated January 7, 1994 (as such agreement may be amended from time to time, the "Merger Agreement"), between the Company and Viacom, then in the event an optionholder is terminated by Viacom on or prior to the second anniversary of the Effective Time (as defined in the Merger Agreement), such optionholder's options shall terminate on the earlier to occur of (i) the expiration date of such options or (ii) the second anniversary of the Effective Time. The Committee may, in its sole discretion, permit any option to remain exercisable for such period after such termination as the Committee may prescribe, but in no event after the expiration date of the option. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

     In the event of termination of said relationship because of death, permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), or retirement the option may be exercised in full, without regard to any installments established under Section 6 hereof, by the optionee or, if he is not living, by his heirs, legatees or legal representative (as the case may be) during its specified term prior to three years after the date of death, permanent disability or retirement, or such longer period as the Committee may prescribe, but in no event after the expiration date of the option.

     9. NON-TRANSFERABILITY OF OPTIONS. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the outstanding shares of Common Stock of the Company is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

     11. NO IMPAIRMENT OF RIGHTS. Nothing contained in the Plan or any option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company or interfere in any way with the right of the Company or its subsidiaries to terminate such employment and/or to remove any optionee who is a director from service on the Board of Directors of the Company at any time in accordance with the provisions of applicable law.

     12. AMENDMENT OF PLAN. The Board of Directors of the Company may amend or discontinue the Plan at any time. However, no such amendments or discontinuance shall be made without the requisite stockholder approval of the stockholders of the Company if stockholder approval is required as a condition to the Plan continuing to comply with the provisions of Rule 16b-3 (or former Rule 16b-3e to the extent that the Plan is then governed by former Rule 16b3-e) or Section 162(m) of the Code.

     13. GOVERNANCE BY RULE 16B-3. The Plan is intended to and shall be governed by Rule 16b-3 (or former Rule 16b-3e to the extent that the Plan is then governed by former Rule 16b3-e) promulgated under the 1934 Act.


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     14. EFFECTIVE DATE.  On February 7, 1994, this Plan was adopted and authorized by the Board of Directors of the Company for submission to the stockholders of the Company. If this Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at a duly held stockholders' meeting, this Plan shall be deemed to have become effective on February 7, 1994. With respect to any options granted on or after such effective date and prior to stockholder approval, all such options shall be cancelled and void if this Plan is not approved by stockholders.



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